UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2023
AMERICAN AIRLINES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(682) 278-9000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	—	(1)
(1) Attached to the Common Stock
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On February 23, 2023, American Airlines Group Inc. (“AAG”) announced that, effective April 30, 2023, Gregory D. Smith, who has served as an independent member of AAG’s Board of Directors (the “Board”) since January 2022, will assume the role of Chairman of the Board. W. Douglas Parker, AAG’s former Chief Executive Officer and current Chairman of the Board, will retire from the Board in connection with the transition. Mr. Parker has served on the Board since 2013.
Additionally, on February 23, 2023, AAG announced that Ray M. Robinson and James F. Albaugh will retire from the Board at the end of the current term, which coincides with AAG’s upcoming annual meeting of stockholders. Messrs. Robinson and Albaugh have served on the Board since 2005 and 2013, respectively.
In connection with the foregoing retirements, AAG intends to adjust the authorized number of directors so that it comports with the number of directors then serving in accordance with its bylaws.

ITEM 7.01.	REGULATION FD DISCLOSURE.
On February 23, 2023, AAG issued a press release announcing the appointment of Mr. Smith as Chairman of the Board and the retirement of Messrs. Albaugh, Parker and Robinson. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 7.01.
The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 23, 2023.

104.1	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: February 23, 2023	By:	/s/ Priya R. Aiyar
Priya R. Aiyar
Executive Vice President, Corporate Affairs and Chief Legal Officer